EXHIBIT 10.23

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT

This amendment (the “Amendment”) is entered into and effective as of 22nd December 2011 to a Distributorship Agreement (the “Original Agreement”) dated 5 June 2009 by and among Oxford Immunotec Limited, an English company having offices at 94C Milton Park, Abingdon, Oxfordshire OX14 4RY, United Kingdom, Shanghai Fosun Long March Medical Science Co. Ltd., whose registered office and principal place of business is both at 995 Xiang Yin Road, Shanghai, China 200433 and Shanghai Xin Chang Medical Device Co. Ltd., whose registered office is at Room 214, Suite 1, 1128 Ping Liang Road, Shanghai, China 200433.

1. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning given to them in the Original Agreement. The Original Agreement, as amended by this Amendment, is hereinafter referred to as the Agreement.

2. The Parties anticipate that a Registration of a New Product, T-Cell XtendTM reagents, will soon be secured from the SFDA. Effective with the date of the issuance of that new Registration (the “New Registration Date”), T-Cell Xtend reagents shall be added as a New Product under Clause 5 of the Agreement. Effective on the New Registration Date, T-Cell Xtend reagents shall be included within the definition of Products under the Agreement. Effective on the New Registration Date, Clause 1.1.20 shall be deleted in its entirety and replaced with the following:

“Specification” shall mean, as applicable, the specification of the Kits and of T-Cell Xtend reagents set forth on Schedule 6, attached hereto and incorporated herein by reference. The Company may amend Schedule 6 from time to time.

3. Effective on the New Registration Date:

•	The Distributors’ rights with respect to Kits under Clause 2.1 shall apply mutatis mutandis to the T-Cell Xtend reagents.

•	All obligations of the Distributors with respect to Kits under Clause 3 of the Agreement shall apply equally to T-Cell Xtend reagents;

•	All rights and obligations of the Distributors and the Company with respect to forecasts and orders for Kits under Clauses 4.1, 4.2 and 4.3 of the Agreement shall apply equally to forecasts and orders for T-Cell Xtend reagents.

•	The Company’s rights under Clause 5.1 and 6.8 shall apply to T-Cell Xtend reagents as well as Kits.

•	The Company’s obligations under Clauses 7.1.4, 7.1.5 and 7.1.6 shall apply to T-Cell reagents as well as Kits.

•	The Company’s Conditions of Sale, as referenced in Clause 10.1, shall apply to all supplies of T-Cell Xtend reagents.

•	All provisions of Clause 11 with respect to Trademarks shall be extended to apply to the T-Cell XtendTM trademark, which shall be included in the definition of Trademark.

•	The Distributors’ rights and obligations under Clause 12 with respect to Kits shall apply equally to T-Cell Xtend reagents.

•	The provisions of Clause 14.1 regarding Distributors’ rights and obligations with respect to Kits following termination of the Agreement shall apply equally to T-Cell Xtend reagents.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. Clause 6.5 of the Original Agreement is amended by deleting the second sentence in its entirety and substituting in place thereof the following:

The Distributors shall pay, within 60 days of delivery of the Products ordered, the full amount invoiced to them by the Company in the currency specified for the specific Product as set forth in Schedule 1 of this Agreement.

5. Clause 6.10 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

In the event that the exchange rate between RMB (YUAN) and the United States Dollar (USD) published at 12:00 noon China time by the People Bank of China on the relevant date changes by more than 20% in either direction compared to the exchange rate on the date of the Amendment, the Parties agree to meet to discuss in good faith if any change to transfer price and/or Minimum Quantities (as set forth in the schedules) is appropriate. Nothing contained herein shall obligate any Party to agree to any change of pricing or Minimum Quantity.

6. Schedule 1 of the Original Agreement is hereby deleted in its entirety and replaced with the attached amended Schedule 1 which is incorporated herein by reference; provided, however, that despite the inclusion of pricing for the T-Cell Xtend reagents in the amended Schedule 1, the Distributors may not engage in commercial sales of this New Product until after the New Registration Date.

7. Schedule 6 of the Original Agreement is hereby deleted in its entirety and replaced with the attached amended Schedule 6 which is incorporated herein by reference; provided, however, that despite the inclusion of a specification for the T-Cell Xtend reagents in the amended Schedule 6, the Distributors may not engage in commercial sales of this New Product until after the New Registration Date.

8. Except as expressly set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

And it is mutually understood and agreed that the covenants and agreements contained in this Amendment shall be binding upon the Parties hereto and upon their respective successors and permitted assigns.

IN WITNESS that this Amendment has been executed by duly authorized officers of the Parties to the Agreement the day and year first above written.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

For and on behalf of Oxford Immunotec Limited

Signature:	/s/ Peter Wrighton-Smith
Name:	Dr Peter Wrighton-Smith
Title:	CEO

Date:	1 – 2 – 12

Place:	Milton Park

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature:	/s/ Yuejian Zhang
Name:	Dr. Yuejian Zhang
Title:	General Manager

Date:	2012 – 1 -31

Place:	Shanghai

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature:	/s/ Yuejian Zhang
Name:
Title:

Date:	2012 – 1 – 31

Place:	Shanghai

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1

Pricing for the Kits:

From the Contract Date through Invoice # SIN 052328 dated 11th October 2011 (“Period A”), the Price of the T-SPOT.TB 24 assay kit – TB-300 is [***] per kit, exclusive of VAT. All sales of Kits during Period A are made EXW (Incoterms 2002) Oxford Immunotec’s principal manufacturing facility in Oxfordshire, United Kingdom.

Except as set forth below, from the end of Period A through the date of the Amendment (“Period B”) the Price of the T-SPOT.TB test assay kit – TB-300 is [***] per kit, exclusive of VAT. All sales of Kits during Period B are made EXW (Incoterms 2002) Oxford Immunotec’s principal manufacturing facility in Oxfordshire, United Kingdom.

From the date of the Amendment forward (“Period C”), the Price of the T-SPOT.TB test assay kit – TB-300 is [***] per kit, exclusive of VAT. Further, the Period C Price shall apply to Kits that are subject to outstanding orders placed during Period B which have not yet been delivered to the Distributors before the date of the Amendment. All sales of Kits during Period C are made EXW (Incoterms 2010) Oxford Immunotec’s principal manufacturing facility in Oxfordshire, United Kingdom.

The Price of Kits shall be adjusted at the end of each Contract Year in accordance with Clause 6.1 of the Agreement.

Pricing for New Product (T-Cell XtendTM reagents) to be sold only from and after the New Registration Date:

The Price of one pack (3 x 2m1 vials) of T-Cell Xtend reagents is [***] exclusive of VAT. All sales of the New Product are made EXW (Incoterms 2010) Oxford Immunotec’s principal manufacturing facility in Oxfordshire, United Kingdom.

The Company shall have the right to increase the Price of the T-Cell Xtend reagents not more frequently than once per year by giving thirty (30) days advance written notice to the Distributors. The new Price will take effect at the end of the thirty (30) day notice period.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6

T-SPOT. TB®

The T-SPOT® .TB assay is an in vitro diagnostic test for the detection of effector T cells that respond to stimulation by Mycobacterium tuberculosis antigens and is intended for use as an aid in the diagnosis of tuberculosis infection. The T-SPOT.TB assay is a simplified ELISPOT method which enumerates individual TB specific activated effector T cells.

Each Kit provides for 24 tests

The T-SPOT.TB test kit contains:

1. 1 microtitre plate: 96 wells, supplied as 12x 8-well strips in a frame, coated with a mouse monoclonal antibody to the cytokine interferon gamma (IFN-g)

2.	2 vials Panel A: contains ESAT-6 antigens, bovine serum albumin and antimicrobial agents.

3, 2 vials Panel 13: contains CFP10 antigens, bovine serum albumin and antimicrobial agents.

4. 2 vials Positive Control: contains phytohaemagglutinin (PHA), for use as a cell functionality control, bovine serum albumin and antimicrobial agents.

5, 1 vial 200x concentrated Conjugate Reagent: mouse monoclonal antibody to the cytokine IFN- g conjugated to alkaline phosphatase.

6. 1 bottle Substrate Solution: ready to use BCIP/NBTplus solution.

7. Package Insert containing the instructions for use, as a micro-cd or paper insert.

Storage

Store all components of the kit at 2-8°C.

Avoid prolonged exposure of the Substrate Solution to light.

T-Cell Xtend

The T-Cell Xtend reagent is intended for use in the preparation of T cells purified from whole blood. The reagent will enable laboratories to isolate lymphocytes from whole blood for up to 32 hours following venepuncture for assay by a commercial ELISPOT procedure.

Each box contains:

Three (3) 2mL., vials of T-Cell Xtend monoclonal antibodies.

Storage and Stability

Store unopened vials of the T-Cell Xtend reagent at 2-8°C, until the expiration date shown on the box. Store opened and resealed vials at 2-8°C and use within 12 weeks of opening, unless this period exceeds the expiration date on the box.